WRL FREEDOM PREMIER®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated December 16, 2022

to the

Updating Summary Prospectus dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Return (as of 12/31/21
					1 year	5 years	10 years
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP – Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	5.78%	6.88%	5.37%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation – Moderate Growth VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.09%	-	1.09%	13.70%	11.58%	9.20%

This Supplement updates certain information in the above referenced Updating Summary Prospectus (“Summary Prospectus”). Except as indicated in this Supplement, all other information included in the Summary Prospectus remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectus.

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectus.

Please read this Supplement carefully and retain it for future reference.